Exhibit 99.1

BorrowMoney.com Announces 5 for 1 Stock Split

About BorrowMoney.com, Inc.

Fort Lauderdale, FL – June 19, 2020 – BorrowMoney.com, Inc. (“BorrowMoney.com” (OTC: BWMY) the “Company”, “we” or “us”) operates what we believe to be a leading Fintech online loan marketplace for consumers seeking loans and other credit-based offerings. BorrowMoney.com, Inc’s business provides on array of service for the internet mortgage and loan provider business. our consumers qualified leads are submitted to local and nationwide lending institutions who are currently members of the National Mortgage Listing Service. These leads represent qualified borrowers in targeted zip code locations where the lender conducts business. Our internet platform offers a portal geared toward providing services to lending institutions. The key function of our platform is to provide qualified leads to local mortgage and lending professionals. The Company also sell advertising space on its website and creates revenue through the sale of advertisement space, including Real-estate listing Service, membership fees and lead packages. Through our proprietary platform, we provide institutional lenders with a digital solution by offering technologically gathered leads.

Our marketplace encompasses most consumer credit categories, including mortgages, home equity loans, automobile loans, and personal loans. We have an additional category for submissions to lenders for business loans. Our technology includes proprietary Internet platform which allows a consumer to find a realtor within the geographic area that the consumer is attempting to either purchase or sell or rent real property.

Our technology platform is the technology that powers our Internet based lending leads exchange at www.borrowmoney.com. among other things, is strategically designed and executed for advertising and marketing campaigns for many types of business, enabling them to span a wide array of digital and traditional media acquisition channels, and promote their brand and product offerings. Our platform also matches consumers with lenders via website clicks and calls for which lenders pay either front-end or back-end fees.

BorrowMoney.com platform and “smart” back-office proprietary technology is capable of dispatching, tracking and tracing a live person in the same manner as it tracks its financial leads.

Due to the COVID-19 pandemic, BorrowMoney.com responded to a significant demand with a functioning and efficient technology solution, assisting in dispatching live nurses for a program entailing a high demand testing service.

For further details, visit www.BorrowMoney.com

Aldo Piscitello, Chairman of the Board, President & CEO said: “This stock split is intended to further improve our liquidity and to make our shares more accessible, both to institutions and to the individual shareholders.”

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “BorrowMoney.com,” “the Company,” “we,” “our” and “us” refer to BorrowMoney.com, Inc., a Florida corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only BorrowMoney.com, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” “should,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the approval of the shareholders of the amendment to the Certificate of Incorporation, the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.

Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto. You may obtain our SEC filings at our website, www.BorrowMoney.com under the “Investor Information” section, or over the Internet at the SEC’s web site www.sec.gov.

Contact Information: Aldo Piscitello

Phone: 212-265-2525 Email: IR@borrowmoney.com Website: www.BorrowMoney.com